EXECUTION VERSION

TENDER AND VOTING AGREEMENT

This TENDER AND VOTING AGREEMENT (this “Agreement”), is entered into as of July 16, 2012, by and between Correct Care Solutions, LLC, a Kansas limited liability company (“Parent”) and the stockholder identified on the signature page hereto (“Stockholder”).

Recitals

A. Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of certain shares of common stock of Conmed Healthcare Management, Inc., a Delaware corporation (“Company”).

B. Parent, Hanover Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Subsidiary”) and the Company are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, “Merger Agreement”) which provides for Parent to acquire the Company by (i) causing Merger Subsidiary to commence a tender offer as contemplated by the Merger Agreement (the “Offer”) to purchase all of the issued and outstanding shares of common stock of the Company, and (ii) following the consummation of the Offer, causing Merger Subsidiary to merge with and into the Company (“Merger”), all upon the terms and subject to the conditions set forth in the Merger Agreement.

C. As a condition to their willingness to enter into and perform its obligations under the Merger Agreement, Parent and Merger Subsidiary have requested that Stockholder enter into this Agreement, and Stockholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement.

Agreement

The parties to this Agreement, intending to be legally bound, agree as follows:

Section 1. Certain Definitions

(a) “Company Stock” shall mean the common stock, par value $0.0001 per share, of the Company.

(b) Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Stockholder (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of such security.

(c) “Subject Shares” shall mean the shares of Company Stock Owned by Stockholder as of the date of this Agreement, together with any shares of Company Stock acquired by the Stockholder after the date hereof, including shares of Company Stock issued to Stockholder upon exercise of options.

(d) “Termination Date” shall mean the earlier of (i) the date upon which the Merger Agreement is terminated in accordance with its terms and (ii) the Effective Time of the Merger.

(e) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent or Merger Subsidiary; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent or Merger Subsidiary.

1

(f) Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

Section 2. Transfer of Subject Shares and Voting Rights

2.1 Restriction on Transfer of Subject Shares. During the period from the date of this Agreement through the Termination Date, Stockholder shall not cause or permit any Transfer if such Transfer would result in Stockholder’s failure to Own the Subject Shares or inability to comply with Stockholder’s obligations hereunder.

2.2 Restriction on Transfer of Voting or Disposition Rights. During the period from the date of this Agreement through the Termination Date, Stockholder shall not: (a) deposit any Subject Shares into a voting trust; (b) other than as provided for herein, grant any proxy or enter into any voting agreement or similar agreement, with respect to any of the Subject Shares; or (c) permit any Person other than Stockholder (or any other Person that is the record or beneficial owner of any of the Subject Shares as of the date of this Agreement) to be granted dispositive power with respect to any of the Subject Shares.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by Stockholder (a) if Stockholder is an individual (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, (ii) to any organization that qualifies under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, as a charitable gift or contribution or (iii) upon the death of Stockholder, or (b) if Stockholder is a corporation, partnership or limited liability company, to one or more stockholders, partners or members of Stockholder or to an affiliated entity under common control with Stockholder; provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

2.4 Stop Transfer; Changes in Subject Shares. Stockholder agrees with, and covenants to, Parent and Merger Subsidiary that (a) this Agreement and the obligations hereunder shall attach to Stockholder’s Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership shall pass, whether by operation of law or otherwise, including, without limitation, Stockholder’s successors or assigns and (b) Stockholder shall not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of Stockholder’s Subject Shares, unless such Transfer is made in compliance with this Agreement. Notwithstanding any Transfer of Subject Shares, the transferor shall remain liable for the performance of all of the obligations of Stockholder under this Agreement, except for any such Transfer pursuant to the Merger Agreement or the Offer.

2

Section 3. Agreement to Tender

3.1 Tender of Subject Shares.

(a) Stockholder agrees to promptly (and, in any event, no later than the fifth Business Day following the commencement of the Offer) validly tender or cause to be validly tendered in the Offer (free and clear of all claims, liens, encumbrances and security interests of any nature whatsoever that would prevent Stockholder from tendering his or her shares in accordance with this Agreement or otherwise complying with his or her obligations under this Agreement), pursuant to and in accordance with the terms of the Offer and Rule 14d-2 under the 1934 Act, all of the Subject Shares Owned by Stockholder on or prior to the fifth Business Day following the commencement of the Offer. If Stockholder acquires any Subject Shares after the fifth Business Day following the commencement of the Offer (including during any subsequent offering period, if any), Stockholder shall tender in the Offer such Subject Shares within three Business Days following the date that Stockholder shall acquire such Subject Shares but in any event prior to the expiration of the Offer.

(b) In furtherance of the foregoing Section 3.1(a), at any time Stockholder is required to tender Subject Shares in the Offer pursuant to this Agreement, Stockholder shall: (i) deliver or cause to be delivered to the depositary designated in the Offer Documents and pursuant to the terms of the Offer (A) a letter of transmittal with respect to the Stockholder’s Subject Shares complying with the terms of the Offer, (B) certificates representing such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as designated in the Offer Documents) in the case of a book-entry share of any uncertificated Subject Shares and (C) any and all other documents or instruments required to be delivered pursuant to the terms of the Offer, and (ii) instruct and cause any other Person who is the record holder of any such Subject Shares (including the Stockholder’s broker, if applicable) to validly tender such Subject Shares pursuant to and in accordance with the terms and conditions of the Offer and the Offer Documents.

3.2 No Withdrawal. Stockholder agrees not to withdraw or cause to be withdrawn any Subject Shares tendered in the Offer unless and until the Offer terminates or expires without Merger Subsidiary having accepted shares of Company Stock, including the Subject Shares, validly tendered in the Offer, in each case, in accordance with the terms of the Merger Agreement.

3.3 Conditional Obligation. Stockholder acknowledges and agrees that Merger Subsidiary’s obligation to accept shares of Company Stock tendered in the Offer, including any Subject Shares tendered by Stockholder, is subject to the terms and conditions set forth in the Merger Agreement.

Section 4. Voting of Shares

4.1 Agreement to Vote. Stockholder hereby agrees that, from the date hereof through the Termination Date, except to the extent waived in writing by Parent in its sole and absolute discretion, at any meeting of Stockholders of the Company, however called, and in any action by written consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall include all of Stockholder’s Subject Shares then owned in any computation for purposes of establishing quorum at any such meeting and vote (or cause to be voted) all of Stockholder’s Subject Shares then owned (to the extent the Subject Shares are not accepted for tender in the Offer) and any other shares of capital stock of the Company then owned, beneficially or of record, by Stockholder during the term of this Agreement that are entitled to vote at such meeting or in such written consent:

3

(a) in favor of (i) the Merger and the adoption of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing and (ii) any proposal to adjourn or postpone a meeting to a later date if there are not sufficient votes for the adoption and approval of the Merger Agreement and the transactions contemplated thereby on the date on which such meeting is held;

(b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement;

(c) against any Company Acquisition Proposal;

(d) against any change in the present capitalization of the Company or any amendment of the Company’s certificate of incorporation or by-laws; and

(e) against any merger, acquisition, sale, consolidation, reorganization, recapitalization, dividend or liquidation of the Company or any of its Subsidiaries or similar transaction.

Prior to the Termination Date, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clauses (a), (b), (c) or (d) of the preceding sentence. For the avoidance of doubt, nothing in this Agreement shall in any way limit Stockholder’s right to vote the Subject Shares in Stockholder’s sole discretion on any matters other than the foregoing matters that may be submitted to a stockholder vote, consent or other approval.

4.2 Irrevocable Proxy. Stockholder hereby irrevocably grants to, and appoints, Parent, and any individual designated in writing by Parent, and each of them individually, as Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares in a manner consistent with this Section 4. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement. Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked except as specifically provided for herein. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of Delaware Law. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement. Upon the request of Parent, Stockholder shall, as promptly as practicable, execute and deliver to Parent a separate written instrument or proxy in form and substance reasonably satisfactory to Parent that embodies the terms of the irrevocable proxy set forth in this Section 4.2.

4

Section 5. No Exercise of Appraisal Rights; Actions

Stockholder hereby (a) irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal or dissenters’ rights relating to the Merger with respect to the Subject Shares and (b) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Subsidiary, the Company or any of their respective successors challenging the validity of, or seeking to enjoin the operation of any provision of this Agreement or alleging breach of any fiduciary duty of any Person in connection with the negotiation of and entry into the Merger Agreement.

Section 6. Representations and Warranties of Stockholder

Stockholder hereby represents and warrants to Parent as follows:

6.1 Authorization, etc. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity whether considered in a proceeding in equity or at law).

6.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not: (i) conflict with or violate any Legal Requirements applicable to Stockholder; or (ii) result in or constitute a breach of, or give to any Person any right of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance or restriction on any of the Subject Shares pursuant to any contract to which Stockholder is a party or subject.

(b) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any consent or approval of any Person.

6.3 Ownership of Subject Shares; Total Shares. As of the date hereof, Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of, and has good title to, the Subject Shares, free and clear of all claims, liens, encumbrances and security interests of any nature whatsoever (including any restriction on the right to vote or otherwise transfer such Subject Shares), except as provided hereunder or pursuant to any applicable restrictions on transfer under the 1934 Act. As of the date hereof, Stockholder does not own, beneficially or otherwise, any Company Stock, Company Stock Options, Warrants, RSUs or other securities of the Company other than as set forth in Schedule A attached hereto.

6.4 Voting Power. Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in this Agreement, sole power of disposition with respect to dispositions contemplated by this Agreement and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of Stockholder’s Subject Shares, with no material limitations, qualifications, or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement.

5

6.5 No Finder’s Fees. Except as contemplated by the Merger Agreement, no broker, investment banker, financial advisor, or other person is entitled to any broker’s, finder’s, financial advisor’s, or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Stockholder.

6.6 Acknowledgement. Stockholder understands and acknowledges that each of Parent and Merger Subsidiary is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

6.7 Litigation. Except as set forth in Schedule 6.7 attached hereto, as of the date of this Agreement, there is no action, proceeding or investigation pending or, to the knowledge of Stockholder, threatened against Stockholder that questions the validity of this Agreement or any action taken or to be taken by Stockholder in connection with this Agreement.

6.8 Company Acquisition Proposals. As of the date of this Agreement, Stockholder is not engaged in any discussions or negotiations with any party other than Parent with respect to any Company Acquisition Proposal.

Section 7. Representations and Warranties of Parent

Parent hereby represents and warrants to Stockholder as follows:

7.1 Organization. Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Kansas.

7.2 Corporate Authorization; Validity of Agreement; Necessary Action. Parent has the limited liability company power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Parent and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Parent, and, assuming the due authorization, execution and delivery thereof by Stockholder, constitutes a valid and legally binding agreement of Parent enforceable against Stockholder in accordance with its terms.

Section 8. Additional Covenants of Stockholder

8.1 Additional Securities. Any shares of Company Stock or any other securities of the Company or securities which may be converted into or exchanged for such shares or other securities of the Company or any securities issued in replacement of, or as a dividend or distribution on, or otherwise in respect of, such shares or other securities acquired after the date of this Agreement shall be Subject Shares for all purposes hereunder.

8.2 Documentation and Information. Stockholder (a) consents to and authorizes the publication and disclosure by Parent and its affiliates of its identity and holding of Stockholder’s Subject Shares and the nature of its commitments and obligations under this Agreement in any announcement or disclosure required by the SEC or other Governmental Authority, or any other disclosure document in connection with the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement, and (b) agrees promptly to give to Parent any information it may reasonably require for the preparation of any such disclosure documents. Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that any shall have become false or misleading in any material respect. Except as required by applicable law (including the filing of a Schedule 13D), Stockholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent.

6

8.3 No Solicitation. Stockholder shall not, and Stockholder shall cause its advisors, agents, general partners, investment managers and controlling parent corporations not to (and shall be responsible for any action of such Person to), directly or indirectly (including by authorizing or giving permission to representatives to), (a) solicit, initiate or take any action to knowingly facilitate or encourage the submission of any inquiries, proposals or offers that constitute or would reasonably be expected to lead to, any Company Acquisition Proposal, (b) enter into, continue, or otherwise participate in any discussions or negotiations with respect thereto, furnish any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Third Party in connection therewith, or otherwise cooperate in any way with, or knowingly assist, participate in, knowingly facilitate or encourage any such inquiries, proposals, discussions or negotiations, (c) enter into any agreement or understanding (including, without limitation, any definitive transaction document, letter of intent or similar agreement) relating to a Company Acquisition Proposal or enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the merger Agreement or breach its obligations under the Merger Agreement, or (d) resolve or propose to do any of the foregoing; provided, however, that Stockholder may (x) provide access or furnish information with respect to the Company and Company Subsidiaries to any Person making a Company Acquisition Proposal (and its representatives) as and to the extent the Company is permitted to do so pursuant to Section 6.04(b) of the Merger Agreement and (y) engage or participate in any discussions or negotiations with any Person and/or its representatives who has made a Company Acquisition Proposal as and to the extent the Company is permitted to do so pursuant to Section 6.04(b) of the Merger Agreement.

8.4 Stockholder Information. Stockholder hereby agrees to permit Parent and Merger Subsidiary to publish and disclose in the Schedule TO or other publicly-filed documents relating to the Offer and, if adoption of the Merger Agreement by Stockholders of the Company is required under the terms of Delaware Law or other applicable law, the Proxy Statement, Stockholder’s identity and ownership of shares of Company Stock and the nature of Stockholder’s obligations under this Agreement.

8.5 Further Assurances. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and fulfilling the obligations of Stockholder under this Agreement.

7

Section 9. Miscellaneous

9.1 Notices. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when received at the address, facsimile telephone number or e-mail address (so long as a receipt of such e-mail is requested and received) set forth beneath the name of such party below (or at such other address, facsimile telephone number or e-mail address as such party shall have specified in a written notice given to the other party):

If to Stockholder: At the address set forth beside Stockholder’s name listed on Schedule A.

If to Parent or Merger Subsidiary:

Correct Care Solutions, LLC
1283 Murfreesboro Road, Suite 500
Nashville, TN 37217
Attention:	Jerry Boyle
Leilani Boulware
Facsimile No.:	(615) 324-5731
(615) 815-2733
E-mail: jboyle@correctcaresolutions.com
lboulware@correctcaresolutions.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Attention:	Jane D. Goldstein
Kendrick Chow
Facsimile No.:	(617) 951-7050
E-mail: jane.goldstein@ropesgray.com
kendrick.chow@ropesgray.com

9.2 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

8

9.3 Entire Agreement. This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties. This Agreement shall terminate automatically upon the termination of the Merger Agreement.

9.4 Assignment; Binding Effect; Etc. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by either party, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Shares are transferred. Nothing in this Agreement, express or implied, is intended to or shall confer any right, benefit or remedy of any nature whatsoever upon any Person other than the parties hereto, provided that Merger Subsidiary shall be a third party beneficiary with respect to all of Stockholder’s obligations under this Agreement.

9.5 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

9.6 Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between any of the parties arising out of or relating to this Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware; and (b) each of the parties irrevocably waives the right to trial by jury.

9.7 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

9.8 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

9.9 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by or on behalf of the party incurring such cost or expense, whether or not the transactions contemplated by this Agreement are consummated.

9.10 Waiver. A party shall not be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy of such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

9

9.11 Not Binding in Other Capacities. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree that Stockholder is entering into this Agreement solely in his capacity as a stockholder of the Company and nothing in this Agreement shall be construed to prohibit or restrict Stockholder from taking any action in his capacity as an officer or member of the Board of Directors of the Company or, subject to the limitations (and consequences of such actions) set forth in the Merger Agreement, from taking any action with respect to any Acquisition Proposal as an officer or member of the Board of Directors of the Company to the extent permitted by the Merger Agreement.

9.12 Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

9.13 Pending Bankruptcy of Stockholder. In the event that Stockholder shall be the subject of a pending bankruptcy petition under Title 11 of the United States Code, this Agreement shall not become effective with respect to or binding upon Stockholder, and none of the representations, warranties, covenants or agreements of Stockholder (except for the covenant set forth in the last sentence of this Section 9.13) shall be deemed to be given, true or correct (in the case of representations and warranties) or made (in the case of covenants and agreements) until the first date on which this Agreement and the transactions contemplated hereby have been duly approved by the bankruptcy court exercising jurisdiction over such case by virtue of the entry of an order authorizing Stockholder to enter into this Agreement (the “Approval Order”), and the expiration of any period in which an appeal may be filed to such Approval Order without the entry of an order staying the effect of the Approval Order. Stockholder hereby agrees that Stockholder will use Stockholder’s commercially reasonable efforts to expedite the filing of any pleadings necessary or appropriate to cause the bankruptcy court to enter the Approval Order as expeditiously as possible.

9.14 Board of Directors Action. No action taken by the Board of Directors of the Company (including the withdrawal, modification or amendment of the Company Board Recommendation that the shareholders of the Company vote in favor of the adoption of the Merger Agreement) shall modify, alter, change or otherwise affect the obligations of Stockholder hereunder.

9.15 Legal Counsel. Stockholder acknowledges that Stockholder has been advised to, and has had the opportunity to consult with an attorney prior to entering into this Agreement. Stockholder acknowledges that attorneys for Parent represent the Parent and do not represent any stockholders of the Company in connection with the Merger Agreement, this Agreement or any of the transactions contemplated hereby or thereby. Stockholder acknowledges that attorneys for the Company represent the Company and do not represent any stockholders of the Company in connection with the Merger Agreement, this Agreement or any of the transactions contemplated hereby or thereby.

10

[The remainder of this page has been intentionally left blank; signature pages follow]

11

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CORRECT CARE SOLUTIONS, LLC:

By:
Name:
Title:

STOCKHOLDER:

By:
Name:

[Signature Page to Tender & Voting Agreement]

SCHEDULE A

Shares of
Stockholder	Company	Other Securities
(Name and Address)	Common Stock	of the Company

E-mail:

[Schedule A to Tender & Voting Agreement]

SCHEDULE 6.7

Shareholders suit relating to 2011 Merger

Noble Equity Fund LP v. Conmed Healthcare Management, Inc., et al Circuit Court for Anne Arundel County, Maryland, Case No. 02-C-11162695.

[Schedule 6.7 to Tender & Voting Agreement]

SCHEDULE OF SIGNATORIES

Correct Care Solutions, LLC

Each of:

Richard W. Turner

Stephen B. Goldberg

Thomas W. Fry

Larry Doll

John Pappajohn

Edward B. Berger

John W. Colloton

Charles Crocker

Jeffrey W. Runge